UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2007

ADVANCE DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-15224	84-0969445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7334 So. Alton Way, Suite F, Centennial, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                (303)267-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

The purpose of this Amendment is to correct the name of the investor identified in the Form 8-K filed with the SEC on March 6, 2007 as “Iplan AR LLC” to the correct name of “New Iplan AR LLC.”

Item 3.02 Unregistered Sale of Securities

On March 1, 2007, Advance Display Technologies, Inc. (the “Company”) closed a sale of 10,714 shares of the Company’s Series G Preferred Stock at a price of $70.00 per share for total proceeds of $750,000 pursuant to a Subscription Agreement (the “Subscription Agreement”) between the Company and the investor, New Iplan AR LLC.  The closing was conditioned upon the Company’s receipt of full payment of the total subscription amount of $750,000.  The Company accepted the final payment applied to the total subscription amount on March 1, 2007.  New Iplan AR LLC is an affiliate of the Company’s principal shareholder and a member of its Board of Directors, Lawrence F. DeGeorge.

The Series G Preferred Stock has not been registered under the Securities Act of 1933, and the Subscription Agreement does not require the Company to file a registration statement for the shares of Series G Preferred Stock sold.  The shares of Series G Preferred Stock are offered and sold to New Iplan AR LLC in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933.  New Iplan AR LLC is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

The foregoing is a summary of the terms of the Subscription Agreement that does not purport to be complete and that is qualified in its entirety by reference to the full text of the document.  The Subscription Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information previously reported on Form 8-K filed as of March 6, 2007 is unchanged for this Item 5.02 and is incorporated herein by reference.

Item 8.01  Other Events

The information previously reported on Form 8-K filed as of March 6, 2007 is unchanged for this Item 8.01 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document

99.1	Subscription Agreement between the Company and New Iplan AR LLC, dated December 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE DISPLAY TECHNOLOGIES, INC.
(Registrant)
Date: June 18, 2007	By: /s/ Matthew W. Shankle Matthew W. Shankle, President

Exhibit Index

Exhibit Number	Description of Document

99.1	Subscription Agreement between the Company and New Iplan AR LLC, dated December 1, 2007.